NOTE 5 - TAXES ON INCOME: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2024
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	Year ended December 31,
	2024	2023	2022
Net profit (loss) as reported in the
statements of operations	78	62	15
Statutory tax rate	23.0%	23.0%	23.0%
Income Tax under statutory tax rate	17.9	14.3	3.4

Added to tax carried forward losses (less full valuation allowance)	(17.9)	(14.3)	(3.4)

Provision for income tax	-	-	-